[Translated from Polish]

                                AMENDMENT NO. 2


To the Mining Usufruct Agreement with Respect to Prospecting for and Exploration and Exploitation of Natural Gas and Oil (hereinafter called the "Agreement"), executed on August 22, 1995 between

THE STATE TREASURY OF THE REPUBLIC OF POLAND, represented by the Minister of Environmental Protection, Natural Resources and Forestry

and

FRONTIER POLAND EXPLORATION AND PRODUCING COMPANY Sp. z o.o., having its seat at Wal Miedzeszynski 646, 03-994 Warszawa, Poland, represented by Mr. David N. Pierce (herein the "Company").

as amended by Amendment No. I dated September 19, 1995

All capitalized terms are used herein as defined in the Agreement.

                                   ARTICLE 1

Whereas, the Parties have agreed to extend the area covered by the Agreement so as to include the western part of concession Block No. 073, the Parties now agree to make the following amendments to certain provisions of the Agreement:

Article 1.2.1 of the Agreement is hereby amended to provide as follows:

     1.2. l "Block" means the areas specified in Schedule "A". At the effective date of this Agreement the areas specified in Schedule "A" includes ten
     (10) full Blocks, identified therein as Blocks 051, 052, 071, 072, 091, 092, 093, 111, 112, and 113, as well as the western part of Block 073 the coordinates of which are specified in Schedule "A".

Article 1.2.8 of the Agreement is hereby amended to provide as follows:

     1.2.8 "First 3-Year Exploration Period" means the three (3) years beginning on the later of:

       a. the Concession Effective Date of the last Concession issued to the Company for all eleven (11) Blocks specified in Schedule "A", or

       b. the date on which the Company has received all of the data referred to in Article 6.3 for which it has made a request.

Article 2.2 of the Agreement is hereby amended to provide as follows:

     2.2 The mining usufruct with respect to each of the eleven (11) Bocks is subject to the Company obtaining a Concession covering such Block. The Treasury agrees to use its best efforts leading to the issuance of Concessions covering all of the Blocks and leading to the designation and approval of Mining Area boundaries which may be requested by the Company from time to time.

Article 3.1 of the Agreement is hereby amended to provide as follows:

     3.1 This Agreement is effective when executed by both Parties, but may be terminated after sixty (60) days' written notice by the Company if the eleven (11) Concessions referred to in Article 2.2 are not granted within four (4) months after the Company submits the eleven (11) concession applications.

Schedule "A" is hereby amended to provide as follows:

                                  SCHEDULE "A"
                MAP AND COORDINATES OF THE MINING USUFRUCT AREA

     In the event of conflict between the coordinates specified below and the map attached hereto, the coordinates shall control.

     The Mining Usufruct Area shall include all of the lands within Blocks 051, 052, 071, 072, 091, 092, 093, 111, 112, 113 and the western part of Block
     073. The coordinates of the Blocks are as follows:

     Coordinate points for irregular blocks:

     Block 051: 19.00', 54.15'; 19"30', 54.15'; 19.00', 54.20'45"; 19.30',
     54.23'45"

     Block 052: 19"30', 54.l5', 20.00', 54.15'; 19.30', 54.20'45"; 19.38',
     54.27'; 20.00', 54.25'30"

     Coordinate points of the western part of Block 073 which pertains to thc Mining Usufruct Area: 20.00'00", 54.00'00"; 20.00'00", 54.15'00";
     20.I5'00", 54.15'00"; 20.15'00", 54.00'00"

     Coordinate points for rectangular blocks:

                          East                         North
                      ---------------           ------------------
                      from     to               from        to
         Block 071:   19.00'   19.30'           54.00'      54.15'
         Block 072:   19.30'   20.00'           54 00'      54.15'
         Block 091:   19.00'   19.30'           53.45'      54.00'
         Block 092:   19.30'   20.00'           53.45'      54.00'

         Block 093:   20.00'   20.30'           53.45'      54.00'
         Block 111:   19.00'   19.30'           53.30'      53.45'
         Block 112:   19.30'   20.00'           53.30'      53.45'
         Block 113:   20.00'   20.30'           53.30'      53.45'

                                   ARTICLE 2

Thc other provisions of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, this Amendment was signed by duly authorized representatives of the Parties, this --- day of July, 1996.

The Minister of Environmental Protection,
Natural Resources and Forestry of
The Republic of Poland


by: Dr. Krzysztof Szamalek
Secretary of State



Frontier Poland Exploration and
Producing Company, Sp. z o.o.


by: /s/ David N. Pierce
Member of the Management Board